[CONFIDENTIAL TREATMENT REQUESTED, CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.]

                                                                   EXHIBIT 10.13

                      LIVINGSTON HEALTHCARE SERVICES INC.
                        WAREHOUSE DISTRIBUTION CONTRACT
                        -------------------------------

This contract (the "Contract") is made effective the 15th day of March, 2000, between Livingston Healthcare Services Inc., a Delaware corporation, having its principal place of business at 220 Lake Drive, Newark, Delaware, 19702, hereinafter referred "LHSI," and TheraSense, a California corporation, having its principal place of business at 1360 South Loop Road, Alameda, CA 94502, hereinafter referred to as "Client."

WITNESSETH

WHEREAS, LHSI is in the business of providing outsource logistics services to pharmaceutical manufacturers and other similar product manufacturers;

WHEREAS, Client wishes to utilize and engage the services of LHSI for certain of its logistics requirements, and wishes to utilize LHSI's Premises as more particularly set forth hereinafter;

WHEREAS, LHSI wishes to provide certain outsource logistics services to Client, as more particularly set forth hereinafter;

WHEREAS, Client and LHSI wish to memorialize their understanding;

NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained and other good and valuable consideration each to the other paid and received, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

                            ARTICLE I. DEFINITIONS

1.1 "Authorized Customer" means any party so designated and approved in a Record by Client.

1.2  "DEA" means the Drug Enforcement Agency.

1.3  "FDA" means the United States Food and Drug Administration.

1.4 "Force Majeure" means acts of war; civil disturbance or riot; shortages of materials; earthquake; fire; flood; hurricane; windstorm; or similar natural disasters; and other acts defined as Force Majeure in the laws of the State of Delaware.

1.5  "LHSI Premises" means the distribution facilities operated by LHSI.

1.6 "Logistics Fees" means those fees listed in Exhibit A attached hereto and incorporated herein by reference.

1.7 "Products" means, individually and collectively, those items or transactions which the Client has requested LHSI to physically handle for the Client.

1.8 "Record" means information inscribed on a tangible medium or stored in an electronic or other medium and retrievable in perceivable form.

1.9 "Remittance Advice" refers to a summary document of all daily remittances applied to the Client's bank account at the Client's banking institution. This document is provided to LHSI by the banking institution on behalf of the Client.

1.10 "Services" means the full scope of services to be provided by LHSI to Client, as set forth in Article II.

1.11 "Territory" shall include the 50 States of the United States, and the District of Columbia.

1.12 "Work Instructions" means those written procedures maintained and used by LHSI in the training of its personnel and execution of services under this Contract and accepted by Client and LHSI in a Record. The Work Instructions may be amended from time to time by consent of the parties in a Record. Such consent shall not be unreasonably withheld or delayed.

1.13 A "Year 2000 Problem" means a data handling problem relating to the Year 2000 date change that would cause a computer system, software or equipment to fail to correctly perform, process and handle date-related data for the dates within and between the twentieth and twenty-first centuries and all other centuries, including leap year calculations.

                        ARTICLE II. OBLIGATIONS OF LHSI

2.1 LHSI shall use commercially reasonable efforts to train its personnel and perform all services required under this Contract substantially in accordance with the Work Instructions; provided, however, that if provisions of this Contract and the Work Instructions conflict, then the provisions of this Contract shall control.

2.2  Receiving and Storage:

     (a) Upon receipt of inbound Products from the Client, LHSI shall make a commercially reasonable visual inspection of each inbound product shipment, and shall notify Client as soon as reasonably practicable whenever Products do not substantially conform to any specification that may be designated by Client and added to the Work Instructions, provided such nonconformity is apparent upon a commercially reasonable visual inspection. LHSI shall not dispose of any nonconforming Products without prior written authorization and instructions from an authorized officer of Client.

     (b)  LHSI shall provide commercially reasonable security at the LHSI
          Premises.

     (c) LHSI shall comply with all requirements of all local, state and federal governments and agencies having jurisdiction over the Products, their storage in the LHSI Premises, and their distribution, including, but not limited to, the FDA, the DEA, the Environmental Protection Agency, the Occupational Safety and Health Administration, and the Department of Transportation.

     (d) LHSI shall use its best efforts to comply with any reasonable policy, procedure or instruction of Client which is set forth in the Work Instructions.

     (e) LHSI shall communicate with Client within the next business day upon discovering that any Products do not conform with any specification that may be designated in a Record by or as outlined in the Work Instructions.

     (f) LHSI shall provide warehouse, office and management personnel it determines is reasonably required to perform its obligations under this Contract.

     (g) LHSI shall maintain written documentation conforming to the Work Instructions attesting to the proper receipt and storage of Products.

2.3 Order Receipt and Processing: LHSI shall maintain records of Authorized Customers who have opened accounts with Client and shall accept orders on Client's behalf only from Authorized Customers as defined in the Work Instructions.

2.4 Shipment - In response to orders received from Client or Authorized Customers, LHSI shall handle, pick, pack and ship as specified below.

     (a) LHSI shall handle, pick, pack, and ship each order for Products as outlined in the Work Instructions after receipt of the order, unless its inventory of Products is insufficient to fill the order. In the event of significant daily swings in Client order volume, LHSI shall request advance authorization from Client for overtime charges necessary to maintain desired service levels.

     (b) LHSI shall handle, package and ship Products in compliance with the Work Instructions and all applicable laws and all regulations of the United States Department of Transportation, the FDA, and any other applicable agencies.

     (c) Upon request, LHSI shall include with shipments a flyer or other promotional material supplied by Client at a cost to Client agreed upon in a Record.

     (d) For each shipment LHSI shall prepare standard documents and disburse as outlined in the Work Instructions.

     (e) LHSI shall prepare and forward to Client reports summarizing orders received, shipments completed and current inventory status, either via fax or electronically, as specified by Client in a Record.

     (f) Shipments of backordered products shall be shipped within the next business day after receipt of the backordered Products by LHSI unless otherwise specified in the Work Instructions.

     (g) LHSI shall provide transportation management services, which can include the following: negotiation of freight rates; carrier selection to commercially reasonable prescribed service standards put forth by Client, proof of delivery and damage claim processing; and audit and processing of freight invoices as agreed to in the Work Instructions.

     (h)  Perform all other duties performed by warehousemen.

2.5  Accounts Receivable Management

     (a) LHSI shall provide accounts receivable management in accordance with commercially reasonable standards and as outlined in the Work Instructions, including, but not limited to, posting of cash receipts, deductions processing, and collection and dispute resolution services.

2.6  Chargeback Processing and Management

     (a) LHSI shall provide chargeback processing and management in accordance with commercially reasonable standards and as outlined in the Work Instructions, including, but not limited to, file maintenance, pickup from the designated network provider and processing of chargeback data on a mutually agreed upon schedule.

2.7  Records and Reports

     (a) LHSI shall provide inventory records and reports management in accordance with commercially reasonable standards and as outlined in the Work Instructions, including, but not limited to, inventory records, daily and monthly activity reports which shall include shipping dates and quantities of Products delivered to Authorized Customers.

2.8  Access and Modifications to the LHSI Premises

     (a) LHSI represents that the LHSI Premises as currently configured and equipped are adequate to meet Client's current and projected requirements as set forth in the Work Instructions, of Product receiving, storage and shipment. LHSI shall maintain such capability throughout the term of this contract.

     (b) LHSI shall promptly notify Client, upon notice to LHSI, of any inspection by a federal, state, or local regulatory representative concerning the Products and shall provide Client a summary of the results of such inspections and of the actions, if any taken to remedy conditions cited in such inspections.

2.9  Insurance and Indemnification

     (a) At all times during the term of this Contract, LHSI shall maintain, at its own expense, the following insurance coverage:

          (i) Workmen's compensation in an amount sufficient to comply with the statutory requirements of the State of Delaware, or any other state in which LHSI performs its obligations hereunder;

          (ii) Warehouseman's legal liability insurance in an amount sufficient to permit LHSI to continue its operations. Client acknowledges that Client has its own insurance sufficient to cover the value of all Products stored at the LHSI Premises under this Contract.

          (iii) Comprehensive general liability insurance for bodily injury or property damage for any one occurrence or series of occurrences arising out of one cause, designating Client as an additional insured for any losses or damages arising out of LHSI's duties hereunder. The policy shall also cover liabilities specifically assumed under this Contract.

     (b) The responsibility of LHSI for loss or damage of any Product covered by this Contract, including any packaging of such Product, while being stored on the LHSI Premises or transported to or from the LHSI Premises, is limited to the cost of replacement (including shipping charges). LHSI shall not be liable for lost profits.

     (c) LHSI shall indemnify and hold harmless Client and its affiliates, directors, officers, agents, shareholders and employees and defend them from and against any and all claims, demands, actions, causes of action, losses, judgments and damages, brought or alleged by a third party, and any and all costs or expenses relating thereto (including, but not limited to, reasonable attorney's fees, court costs, and costs of settlement, and the cost of any Product recall, whether voluntary or involuntary) whatsoever arising out of or related to the sole negligence, fraud, or willful misconduct of LHSI, or the material breach of any of LHSI's obligations under this Contract. Client shall provide LHSI prompt written notice of any claims, demands, actions, causes of action, losses, judgments or damages and Client shall have the right, at its discretion and at its cost, to have attorneys of its choosing participate with LHSI on the investigation, litigation, settlement and all other aspects of such claims, demands, actions, causes of action, losses, judgments or damages. In such event LHSI shall share, on a timely basis, all such information obtained with Client's designated attorneys. It is a condition to the foregoing indemnity that Client shall not admit liability nor make any payment, settlement or compromise in respect thereof without the prior written consent of LHSI, which consent shall not be unreasonably withheld or delayed.

2.10 Other Duties

     (a) Upon a fourteen (14) day advance notice, LHSI shall allow Client's personnel or its lenders to perform inventory audits of Products in LHSI's custody, possession or control at any time during normal business hours, provided such cGMP audit is performed without undue interruption to LHSI's normal business activities.


     (b) LHSI shall accept returned Products and shall process such Products in accordance with procedures mutually agreed upon between the parties in a Record.

     (c) LHSI shall provide, with Client's consent, Client's lender with any document to which Client is otherwise entitled that such lender may reasonably request.

     (d) LHSI shall maintain all permits, licenses and registrations required to store and distribute Products in each of the fifty states of the United States, District of Columbia and all other locations in the Territory.

     (e) LHSI shall promptly notify Client as soon as possible, but not later than 3 working days following receipt of information of a possible adverse event associated with the use of Products.

2.11 Levels of Performance

     (a) Levels of performance will be based on Key Performance Indicators ("KPI's") attached hereto as Exhibit C. LHSI and Client will have monthly process and performance reviews for the first six months of this Contract. Thereafter, quarterly reviews will be conducted.

2.12 Lot Tracking Data Retention

     (a) LHSI will retain lot-tracking data on Client's Products for a seven-year period. The most recent 2 years of data needs shall be accessible on line 24 hours a day, 7 days a week. Data over 2 years accessible as defined by the Work Instructions.

                      ARTICLE III. OBLIGATIONS OF CLIENT

3.1 Client shall use commercially reasonable efforts to perform all obligations required under this Contract substantially in accordance with the Work Instructions.

3.2  Client's Products

     (a) Client shall deliver Products in reasonable quantities, based upon information provided by LHSI as to customer orders and Product inventories, to LHSI at the LHSI Premises during normal working hours.

     (b) Client shall be solely responsible for maintaining a satisfactory supply of its Products with LHSI at the LHSI Premises at all times to meet the demands of Client's customers, subject to Client's manufacturing capacity and the demand, if any, for Client's Products. Client and LHSI will further define inventory requirements according to the Work Instructions.

     (c) Client shall deliver Products for storage properly marked and packaged, including a manifest showing sizes or specific stock keeping units.

     (d) Client shall be solely responsible for die procurement, marketing and sale of the Products and for maintaining regulatory clearance on approvals.

     (e) Client shall be solely responsible for ensuring that the Products comply with all federal, state, local and other laws and regulations with respect to safety, labeling and advertising.

     (f) Client shall be solely responsible to its customers for all warranties express or implied that exist with respect to the Products as required by law.

     (g) Client shall be solely responsible for addressing all regulatory issues regarding manufacturing defects or safety issues related to any Product and for deciding the necessity, scope, and procedures for any Product recall.

     (h) Client shall pay the Logistics Fees enumerated in Exhibit "A" and perform all of its other obligations under this Contract and the Work Instructions. If Client does not pay the Logistics Fees enumerated in Exhibit "A" within one hundred and twenty (120) days, LHSI reserves the right to hold Client's Product until receipt of payment from Client to LHSI.


     (i) Client agrees that the Logistics Fee Schedule attached as Exhibit "A" is conditioned on the accuracy of the Logistics Assumptions attached as Exhibit "B". Thus, Client agrees that if the Logistics Assumptions attached as Exhibit "B" prove to be inaccurate in any material respect greater than *** LHSI may request renegotiation of the Logistics Fee Schedule attached as Exhibit "A" both retrospectively and prospectively to account for the changed Logistics Assumptions. Client shall pay any increased amount due as a result of such adjustment or receive credit on decreased amount from a backward look of the business from LHSI.

3.3  Accounts Receivable Management

     (a) Client and LHSI shall mutually agree upon Work Instructions for managing Client's accounts receivable with respect to the Products.

3.4  Chargeback Processing and Management

     (a) Client shall designate a key contact person of Client's who shall be available to work with LHSI on chargeback issues.

     (b) Client shall provide LHSI with information deemed necessary by LHSI to perform its obligations under this Contract on a timely basis.

     (c) Client and LHSI will further agree upon Work Instructions for managing Client's chargeback processing and management functions with respect to the products.

3.5 Title to and ownership of the Products in possession of LHSI shall always be vested in Client and subject to its discretion and control. Title and ownership shall pass directly to the purchaser of the Products upon delivery by LHSI to a common carrier and all proceeds derived or credits arising therefrom shall be the sole property of Client.

*** CONFIDENTIAL TREATMENT REQUESTED

3.6 Client shall indemnify and hold harmless LHSI and its affiliates, directors, officers, agents, shareholders and employees and defend them from and against any and all claims, demands, actions, causes of action, losses, judgments and damages, brought or alleged by a third party, and any and all costs or expenses relating thereto (including, but not limited to, attorney's fees, court costs and costs of settlement) whatsoever resulting from the negligence, willful misconduct or fraud of Client, or the material breach by Client of Client's obligations under this Contract. LHSI shall provide Client prompt written notice of any claims, demands, actions, causes of action, losses, judgments or damages and LHSI shall have the right, at its discretion and at its cost, to have attorneys of its choosing participate with Client on the investigation, litigation, settlement and all other aspects of such claims, demands, actions, causes of action, losses, judgments or damages. In such event Client shall share, on a timely basis, all such information obtained with LHSI's designated attorneys.

3.7 Client shall further indemnify and hold harmless LHSI from and against any and all claims, demands, actions, causes of action, losses, judgments and damages, brought or alleged by a third party, and any all costs or expenses relating thereto (including but not limited to attorneys' fees, court costs and costs of settlement) arising as a result of (a) any actual or asserted violation of the Federal Food, Drug and Cosmetic Act or any other federal, state or local law or regulation by virtue of which Products sold, supplied or delivered by Client shall be alleged or determined to be adulterated, misbranded, mislabeled or otherwise not in full compliance with any such law or regulation through no action or fault of LHSI, (b) the possession, distribution, sale and/or use of, or by reason of the seizure of, any Client's Products, including any prosecution or action whatsoever by any governmental body or agency or by any private party, including claims of bodily injury, death or property damage through no action or fault of LHSI, or (c) a claim that the Products infringe any patent, trademark, copyright, License or other property right or proprietary right of any third party. LHSI shall provide Client prompt written notice of any claims, demands, actions, causes of action, losses, judgments or damages and LHSI shall have the right, at its discretion and at its cost, to have attorneys of its choosing participate with Client on the investigation, litigation, settlement and all other aspects of such claims, demands, actions, causes of action, losses, judgments or damages in such event Client shall share, on a timely basis, all such information obtained with LHSI.

3.8 Client shall maintain primary comprehensive first-party insurance sufficient to cover the replacement value of Products in the possession of LHSI.

3.9 Client shall bear the expense of any inventory taxes that might be assessed on its Products from time to time.

3.10 During the term of this Contract, warehouse services and distribution to be performed in the Territory with respect to the Products shall be performed solely by LHSI. This excludes any services performed by Client at 1360 South Loop Road, Alameda, CA 94502.

3.11 Client recognizes the rights of LHSI to act and to operate LHSI Premises as a public warehouse.

3.12 Client shall maintain in effect during the term of this Contract and for a period of five (5) years after termination of this Contract, product liability insurance in the amount of at least $5,000,000 and general liability insurance in the amount of at least $5,000,000, which shall include contractual liability coverage for all liability assumed under this Contract and shall include LHSI as an additional insured. Such insurance shall apply to covered losses of LHSI as additional insured on a primary basis and without contribution by other insurance of LHSI. Client will supply, at least 30 days prior written notice to LHSI in the event of cancellation or material reduction in coverage, and upon request promptly submit to LHSI satisfactory evidence of such insurance.

                     ARTICLE IV. AMENDMENT AND ASSIGNMENT

4.1 Effective this 15th day of March, 2000, this Contract together with Exhibit "A" hereto, constitute the entire understanding of the parties, and supersedes any and all previous understandings, whether written or oral, with respect to the subject matter hereof. Effective the 15th day of March, 2000, all such other understandings are hereby declared null and void and of no further force or effect. The terms, conditions and provisions of this Contract shall prevail over any inconsistent statements, terms, conditions or provisions contained in any documents passing between the parties hereto including, but not limited to, any acknowledgment, confirmation or notice. This Contract may not be amended, supplemented, or otherwise modified except by an instrument in a Record executed by the parties hereto.

4.2 This Contract shall inure to the benefit of the parties and to their successors and assigns. This Contract, or any rights hereunder, shall not be otherwise sold, assigned, transferred or encumbered by either party hereto without first obtaining the written consent of the other party. Such consent shall not be unreasonably withheld or delayed.

                           ARTICLE V. FORCE MAJEURE

5.1 Each party to this Contract shall be excused from the performance of its obligations hereunder to the extent that such performance is prevented by Force Majeure, and such excuse shall continue for so long as the condition constituting the Force Majeure continues.

5.2 Notwithstanding the immediately foregoing provision, if the LHSI Premises at any time are subject to a condition constituting Force Majeure such that LHSI is unable to fulfill its obligations under this Contract, LHSI shall give immediate written notice thereof to Client, whereupon Client may, at its sole option, immediately terminate this Contract by giving written notice of termination to LHSI and make other arrangements for distribution of its Products, or permit LHSI to provide other warehousing facilities reasonably acceptable to Client for the duration of the Force Majeure. Notwithstanding the foregoing, in the event that Client elects to permit LHSI to provide a substitute facility and the Force Majeure condition continues for more than sixty (60) days, Client may then, at its sole option, terminate this Contract by giving written notice of such termination to LHSI. In the event of termination during a Force Majeure condition, LHSI shall use its best efforts to remove, or enable Client to remove Products, shipping and packaging materials, data and information related to Products, and other property of Client from the LHSI Premises as promptly as possible.

                          ARTICLE VI. CONFIDENTIALITY

6.1 LHSI shall not disclose, communicate or divulge to, or use for the direct or indirect benefit of any person, corporation, or other entity, other than Client, any proprietary information regarding the Products, Product specifications, business methods, business policies, procedures, techniques, computer programs, research or development projects or results, trade secrets, or inventions, used or developed by Client, any names or addresses of Client's customers or clients, any data on or relating to past, present or prospective customers of Client, information regarding Client sales, shipments, costs or inventories, or any other confidential information relating to or dealing with the business operations or activities of Client or Client's customers (collectively the "Client Information"), made known, directly to LHSI, or indirectly learned or acquired by LHSI while providing services or while the business relationship between LHSI and Client exists under this Contract.

6.2 Client shall not disclose, communicate or divulge to, or use for direct or indirect benefit of any person, corporation, or other entity, other than LHSI, any proprietary information regarding business methods, business policies, procedures, techniques, computer programs, trade secrets, or inventions used or developed by LHSI (collectively the "LHSI Information") made known to Client or learned or acquired by Client in relation to this Contract.

6.3 Client and LHSI acknowledges and agrees that in the event of a violation of either paragraphs 1 or 2 of this Article VI, the aggrieved party shall have right to seek injunctive relief, in addition to any other rights provided in this Contract or by operation of law, without the requirement of posting bond.

6.4 Client's duty of confidentiality with regard to LHSI Information and LHSI's duty of confidentiality with regard to Client Information shall not extend to:

     (a) any information that, at the time of disclosure, is in, or after disclosure becomes a part of the public domain without breach of this Contract (but only after it becomes a part of the public domain);

     (b) any information that, prior to disclosure by the disclosing party, was already in the lawful possession of the recipient party, as evidenced by written records kept by the recipient part in the ordinary course of its business, or as evidenced by proof of actual prior use by the recipient party;

     (c) any information that, subsequent to disclosure, is obtained by the recipient party from a third party 1) who is lawfully in possession of that Information, 2) who is not in violation of any contractual, legal or fiduciary obligation to the disclosing party with respect to that Information; and 3) who does not prohibit the recipient party from disclosing the Information to others; or

     (d) any information disclosed pursuant to any applicable law or order of any court or government agency provided the disclosing party gives the other party prompt notice so that it may seek a protective order or other appropriate remedy. In the event such protective order or other remedy is not obtained, the disclosing party shall furnish only that portion of the information that it is legally required and shall use its best efforts to assure confidential treatment of any such information disclosed.


6.5 Nonsolicitation of Employees. Client covenants that it shall not, ***, or with respect to a former employee or contractor, ***, whichever is earlier, directly or indirectly: (i) induce or attempt to induce any employee or contractor to quit employment with LHSI; (ii) interfere with or disrupt LHSI's relationship with other employees or contractors; or (iii) solicit, entice or take away any person engaged by LHSI.

6.6 Remedies Upon Breach. Client acknowledges that LHSI's employees and contractors have been developed by LHSI at is expense and constitute valuable assets of LHSI and by reason thereof, Client hereto hereby agrees that for violation of any of the restrictive covenant set forth in Section 6.5, LHSI shall, in addition to any other rights and remedies available hereunder be entitled to the following relief:

     (a) Liquidated damages in an amount equal to *** (the "Agreed Damage Amount"), *** without regard to whether such solicitation results in such employee or contractor terminating its relationship with the other party. Client acknowledges that the Agreed Damage Amount is not a penalty, but rather a reasonable estimate of the actual damages that the party would suffer in the event of any violation of Section 6.5 hereof.

     (b) An injunction from any court of competent jurisdiction restraining Client from committing any such violation and each party hereby consents to the issuance of such an injunction without need of a bond or showing of actual damages.


6.7  *** this Contract.

                       ARTICLE VII. TERM AND TERMINATION

7.1 This Contract shall commence as of the 15th day of March, 2000, and shall extend for a period of thirty-six (36) months, to and including the 14th day of March, 2003 with a 2 year option agreed to by both parties.

7.2 The obligation of Client to pay fees and expenses earned or incurred by LHSI, as the case may be, prior to the effective date of termination, the obligations of LHSI under paragraphs 2.9(c), the obligations of Client under paragraphs 3.6 and 3.7, and the rights and

*** CONFIDENTIAL TREATMENT REQUESTED
     obligations of both parties under Articles VI, VII and IX shall survive the termination or expiration of this Contract.

7.3 If either LHSI or Client should fail to discharge fully and promptly any of its obligations under this Contract or the Exhibits hereto, including the Client's obligation to make payments and LHSI's obligation to meet the KPI's, attached hereto as Exhibit "C", and further fail to cure such default within a reasonable time not to exceed 60 days (provided that such a failure can be cured) after written notice thereof by the non-defaulting party, the non-defaulting party shall have the right to immediately terminate this Contract upon giving the defaulting party written notice to such effect

7.4 Client shall have the right to terminate this Contract before the 15th day of March, 2003 for any major business change with ninety (90) days prior written notice to LHSI. In the event of early termination under this paragraph, Client shall pay LHSI an Early Termination Fee equivalent to *** following the effective date of termination. *** at the time of notification of early termination by the Client.

7.5 Each party hereto shall have the right to terminate this Contract in the event of any proceeding under a Bankruptcy Act or any insolvency, receivership or dissolution proceeding involving the other party is commenced and not dismissed within 90 days of its commencement.

7.6 Upon termination or expiration of this Contract, LHSI shall promptly return to Client at Client's sole expense, all Products then in its possession or control, all packaging, shipping and labeling materials related thereto, all invoice forms, any equipment or other property purchased by Client, and all customer and sales representative lists and other confidential or proprietary information provided hereunder by Client or developed by LHSI in relation to this Contract, and any information provided in order that LHSI may obtain any government licenses and permits. LHSI shall provide an electronic copy of lot tracking data, customer history, and addresses to Client. LHSI shall be compensated at the accessorial labor rate detailed in Exhibit "A" of this Contract in returning property of Client from the last effective day of this Contract.

                      ARTICLE VIII. YEAR 2000 COMPLIANCE

8.1 Each party covenants and agrees that it shall not permit a Year 2000 Problem to computer systems, software or equipment owned by it, its affiliates or subsidiaries, or leased or licensed to it, its affiliates or subsidiaries, to interfere with such party's performance under this Contract. Each party further agrees to request from those of its suppliers whose performance may materially affect such party's performance hereunder, or to receive assurance from such supplier's Web site, that each such supplier undertake the same obligation with respect to such material performance. The parties shall use reasonable commercial effort to cooperate and share information to further comply with this Article VIII, and to minimize the impact of any Year 2000 Problem on performance of this

*** CONFIDENTIAL TREATMENT REQUESTED

     Contract. Each Party shall inform the other party of any circumstance indicating a possible obstacle to such compliance, and the steps being taken to avoid or overcome the obstacle.

8.2 Provided a party complies with section 81, such party shall not be liable to the other party for any failure to perform obligations under this Contract to the extent such failure arises from a Year 2000 Problem (1) affecting one of the non-performing party's suppliers or (2) beyond that party's reasonable control (e.g., a Year 2000 Problem affecting a governmental entity). In particular, to the extent, a non-performing party is not liable to the other party under this section, such non-performing party shall have no liability to the other party for any damages, including direct, indirect, incidental, special, consequential, punitive or exemplary damages.

                              ARTICLE IX. GENERAL

9.1 This Contract shall be interpreted in accordance with the laws of the State of Delaware, without regard to its conflict of law principles. The parties understand and agree that the provisions of Article 7 of the Uniform Commercial Code as enacted by the State Law governing this Contract shall apply to this Contract. In the event any terms of this Contract are contrary to Article 7 of the Uniform Commercial Code, this Contract shall govern.

9.2 Neither party shall be liable to the other under any circumstances for consequential, incidental, indirect or special damages, for lost profits, savings or revenues of any kind, regardless of whether such party has been advised of the possibility of such damages. LHSI's total liability for damages under this Contract shall be limited to money damages, and shall not exceed an amount equal to the amount actually paid to LHSI by Client.

9.3 Save and except for any provision or covenant contained herein which is fundamental to the subject matter of this Contract (including without limitation those that relate to the payment of monies), the invalidity or unenforceability of any provision or covenant hereof or herein contained shall not affect the validity or enforceability of any other provision or covenant hereof or herein contained and any such invalid or unenforceable provision or covenant shall be deemed to be severable.

9.4 Any notice or other communication required or permitted to be given hereunder shall be in a Record addressed to the parties at their respective addresses set out above and, if mailed by prepaid first-class mail at any time other than during a general discontinuance of postal service due to strike, lockout or otherwise, shall be deemed to have been received two business days after the post-marked date thereof, or if sent by facsimile, shall be deemed to have been received on the next business day following dispatch and acknowledgment of receipt by the recipient's facsimile machine, or if telecopied, shall be deemed to have been received on the next business day following dispatch or if delivered by hand shall be deemed to have been received at the time it is delivered. Notice of change of address shall also be governed by this paragraph 3.

9.5  This Contract shall be governed by Delaware law.

9.6 This Contract and the Exhibits hereto represent the final and entire agreement between the Client and LHSI with respect to its subject matter and supersedes all prior negotiations, commitments, understandings, representations and proposals, written or oral, relating to such subject matter.

IN WITNESS WHEREOF, the parties have executed this Contract effective as of the date first above written.

                                    THERASENSE

                                        /s/ Claire D. Heiss
                                    By:-----------------------------

                                    Name: Claire D. Heiss
                                          --------------------------

                                    Title: VP, operations
                                           -------------------------
                                          11/29/99
                                    Date: --------------------------


                                    LIVINGSTON HEALTHCARE SERVICES INC.

                                        /s/ Peter Westermann
                                    By:-----------------------------

                                          Peter Westermann
                                    Name: --------------------------

                                           President & CEO
                                    Title: -------------------------

                                          12/1/99
                                    Date: --------------------------

                                   Exhibit A


Fee Schedule:  TheraSense                                                                 6/26/00
Distribution:                  LHSI has priced our services based upon the following
                               activity base:

     Inbound Handling:         *** per pallet received.

     Storage:                  *** per pallet, per month for ambient non-controlled
                               storage.

     Outbound Handling:        *** per order picked, plus

                               *** per line picked, plus

                               *** per unit picked (unit is box of 50)

Return Goods Processing:       Pricing will be determined upon final client needs
                               assessment.

Customer Service:              ***

Accounts Receivable:           ***

Chargeback Management:         ***

Sample & Literature            *** per order picked, plus
Distribution
                               *** per line picked, plus

                               *** per item picked

Transportation Management      Fees associated with transportation, packaging supplies,
and Packaging Supplies:        and other related charges that LHSI incurs on behalf of
                               the client will equal ***.

                               Transportation invoices are due net 15 days from the date
                               of the invoice. Payments made beyond 15 days will incur
                               a late fee of 1%.

Accessorial Labor Rate:        Any service performed by LHSI which are mutually agreed
                               to by Client and which are not part of the normal services provided in this proposal are at the rate of $25.00 per
                               labor hour and when a forklift is necessary, an additional
                               $8.00 per usage hour.

                         Exhibit A of Second Amendment


*** CONFIDENTIAL TREATMENT REQUESTED

Overtime Rates:               All overtime charges authorized by Client at the rate of time and a half weekdays and Saturdays, double time Sundays, and triple time on holidays.

Communication Charges:        Reimbursement of all communication related expenses including telephone, facsimile, EDI and VAN.

ProCure                       *** Minimum monthly fee
                              *** Design fee
                              *** per order
                              *** per order line
                              *** Credit card processing
                              *** E-mail confirmation

Credit Card                   *** per transaction, plus bank fee

IT Programming Fees:          *** per hour programming and development of IT projects or customized reports.

Contract Length:              Three year Contract with a two year auto renewal.

Start-up Fee:                 *** to be paid upon contract execution.

Commercial Terms:             Invoices to be paid within 30 days from date of invoice. Payments made beyond 30 days will incur a late fee of 1%.

Pricing Adjustment            Pricing will be reviewed *** and adjusted to reflect *** from the time at which the current pricing was established. The adjustment will be made up or down and will reflect to coincide with ***.


*Percent of FTE will be determined based on activity and will not be assessed until start-up. Should 1/2 FTF be required Therasense would be charged accordingly ***. The monthly charge will be assessed until LHSI receives chargebacks for processing.

*** CONFIDENTIAL TREATMENT REQUESTED

                                   Exhibit B
                                  Assumptions

Shipment Manufacturing Forecast
                                 Units per Pallet           Mar-00     Apr-00     May-00     Jun-00     Jul-00
FreeStyle
---------
Units
 Kits                                                         ***        ***         ***        ***        ***
 Strips (Retail Packs)                                        ***        ***         ***        ***        ***
 Strips (System Kits)                                         ***        ***         ***        ***        ***

Pallets (Total Demand
 Based On Assumptions
 Meters (Warrantee)                                 ***       ***        ***         ***        ***        ***
 System Kits                                        ***       ***        ***         ***        ***        ***
 Test Strips (10, 50,                               ***       ***        ***         ***        ***        ***
  100)
 Control Solution                                   ***       ***        ***         ***        ***        ***
 Lancets (10   & 100)                               ***       ***        ***         ***        ***        ***
 Lancing Device                                     ***       ***        ***         ***        ***        ***
 Packing Materials (4                               ***       ***        ***         ***        ***        ***
  different sizes)
 Meter Cases                                        ***       ***        ***         ***        ***        ***

Order Volume
 Retail                              ***            ***       ***        ***         ***        ***        ***
 Independents/Managed                ***            ***       ***        ***         ***        ***        ***
  Care, etc.
 Internet Orders                     ***            ***       ***        ***         ***        ***        ***
 Warranty Meter                      ***            ***       ***        ***         ***        ***        ***
  Replacements
 Strip Warranty                      ***            ***       ***        ***         ***        ***        ***
  Replacements
 Case Warranty                       ***            ***       ***        ***         ***        ***        ***
  Replacements
        Total Order Volume                          ***       ***        ***         ***        ***        ***

Demand Based On                      ***            ***       ***        ***         ***        ***        ***
 Assumptions
 Meters                              ***            ***       ***        ***         ***        ***        ***
 System Kits
  Retail                             ***            ***       ***        ***         ***        ***        ***
  Independents/Managed               ***            ***       ***        ***         ***        ***        ***
   Care, etc.
  Internet Orders                    ***            ***       ***        ***         ***        ***        ***
  Sales Reps and Samples             ***            ***       ***        ***         ***        ***        ***
        Total System Kits                                     ***        ***         ***        ***        ***

Test Strips
 50's                                ***            ***       ***        ***         ***        ***        ***
 100's                               ***            ***       ***        ***         ***        ***        ***
 Samples - 50's                      ***            ***       ***        ***         ***        ***        ***
 Samples & replacement               ***            ***       ***        ***         ***        ***        ***
  Strips (10)
        Total Strips                                          ***        ***         ***        ***        ***

Ancillary Products
 Control Solution                    ***            ***       ***        ***         ***        ***        ***
 Lancets (10 & 100)                  ***            ***       ***        ***         ***        ***        ***
 Lancing Device                      ***            ***       ***        ***         ***        ***        ***
 Meter Cases                         ***            ***       ***        ***         ***        ***        ***
Total Anciliary Product                                       ***        ***         ***        ***        ***
 Units

                                  Aug-00     Sep-00     Oct-00      Nov-00     Dec-00      Total
FreeStyle
---------
Units
 Kits                              ***         ***        ***         ***        ***         ***
 Strips (Retail Packs)             ***         ***        ***         ***        ***         ***
 Strips (System Kits)              ***         ***        ***         ***        ***         ***

Pallets (Total Demand
 Based On Assumptions
 Meters (Warrantee)                ***         ***        ***         ***        ***
 System Kits                       ***         ***        ***         ***        ***
 Test Strips (10, 50,              ***         ***        ***         ***        ***
  100)
 Control Solution                  ***         ***        ***         ***        ***         ***
 Lancets (10   & 100)              ***         ***        ***         ***        ***         ***
 Lancing Device                    ***         ***        ***         ***        ***         ***
 Packing Materials (4              ***         ***        ***         ***        ***         ***
  different sizes)
 Meter Cases                       ***         ***        ***                    ***

Order Volume
 Retail                            ***         ***        ***         ***        ***         ***
 Independents/Managed              ***         ***        ***         ***        ***         ***
  Care, etc.
 Internet Orders                   ***         ***        ***         ***        ***         ***
 Warranty Meter                    ***         ***        ***         ***        ***         ***
  Replacements
 Strip Warranty                    ***         ***        ***         ***        ***         ***
  Replacements
 Case Warranty                     ***         ***        ***         ***        ***         ***
  Replacements
        Total Order Volume         ***         ***        ***         ***        ***         ***

Demand Based On                    ***         ***        ***         ***        ***
 Assumptions
 Meters                            ***         ***        ***         ***        ***         ***
 System Kits
  Retail                           ***         ***        ***         ***        ***         ***
  Independents/Managed             ***         ***        ***         ***        ***         ***
   Care, etc.
  Internet Orders                  ***         ***        ***         ***        ***         ***
  Sales Reps and Samples           ***         ***        ***         ***        ***         ***
        Total System Kits          ***         ***        ***         ***        ***         ***

Test Strips
 50's                              ***         ***        ***         ***        ***         ***
 100's                             ***         ***        ***         ***        ***         ***
 Samples - 50's                    ***         ***        ***         ***        ***         ***
 Samples & replacement             ***         ***        ***         ***        ***         ***
  Strips (10)
        Total Strips               ***         ***        ***         ***        ***         ***

Ancillary Products
 Control Solution                  ***         ***        ***         ***        ***         ***
 Lancets (10 & 100)                ***         ***        ***         ***        ***         ***
 Lancing Device                    ***         ***        ***         ***        ***         ***
 Meter Cases                       ***         ***        ***         ***        ***         ***
Total Anciliary Product
 Units                             ***         ***        ***         ***        ***         ***

*** CONFIDENTIAL TREATMENT REQUESTED

                                   Exhibit B
                                  Assumptions

   Livingston Logistics Fees                Assumptions                         Fee         Mar-00    Apr-00    May-00   Jun-00
-----------------------------      --------------------------                -------        ------   --------  -------- ---------
Inbound Pallets
Quantity
  Meters (Warranty)                            ***                                           ***        ***       ***      ***
  System Kits                                  ***                                           ***        ***       ***      ***
  Test Strips (10, 50, 100)                    ***                                           ***        ***       ***      ***
  Control Solution                                                                           ***        ***       ***      ***
  Lancets (10 & 100)                                                                         ***        ***       ***      ***
  Lancing Device                                                                             ***        ***       ***      ***
  Packing Materials                                                                          ***        ***       ***      ***
  Meter Cases                                  ***                                           ***        ***       ***      ***

  Total Pallet a month                                                                       ***        ***       ***      ***

  Handling Fee per month                                                        ***          ***        ***       ***      ***

Storage
  Average On Hand Pallets/mo.                                                                ***        ***       ***      ***
  Meters (Warranty & Samples)                                                                ***        ***       ***      ***
  System Kits                                                                                ***        ***       ***      ***
  Test Strips (10, 50, 100)                                                                  ***        ***       ***      ***
  Control Solution                                                                           ***        ***       ***      ***
  Lancets (10 & 100)                                                                         ***        ***       ***      ***
  Lancing Device                                                                             ***        ***       ***      ***
  Packing Materials                                                                          ***        ***       ***      ***
  Meter Cases                                                                                ***        ***       ***      ***

  Average Number of Total Pallets                                               ***          ***        ***       ***      ***

  Storage Fee ($26.00 pallet)                                                   ***          ***        ***       ***      ***

Outbound Order Processing

Retail
Average Orders/month                           ***                                           ***        ***       ***      ***
Average Line Items/month                       ***                              ***          ***        ***       ***      ***
Average Strip Cartons Picked/mo.               ***                              ***          ***        ***       ***      ***
Average Sys Kits Cartons Picked/mo.            ***                              ***          ***        ***       ***      ***


Independents/Managed Care etc.
Average Orders/mo.                             ***                                           ***        ***       ***      ***
Average Line Items/Order                       ***                                           ***        ***       ***      ***
Average Strip-50's Cartons Picked/mo.          ***                              ***          ***        ***       ***      ***
Average Strip-100's Cartons Picked/mo.         ***                              ***          ***        ***       ***      ***
Average Sys Kits Cartons Picked/mo.            ***                              ***          ***        ***       ***      ***
Average Ancillary Cartons Picked/mo.           ***                              ***          ***        ***       ***      ***

Internet Orders
Average Orders/mo.                             ***                                           ***        ***       ***      ***
Average Line Items/Order                       ***                              ***          ***        ***       ***      ***
Average Units Picked/Order                     ***                              ***          ***        ***       ***      ***


Warranty and Samples
Average Orders/mo.                             ***                                           ***        ***       ***      ***
Average Line Items/Order                       ***                              ***          ***        ***       ***      ***
Average Units Picked/Order                     ***                              ***          ***        ***       ***      ***



Total Outbound OrderProcessing
Average Orders/mo. Fee                                                          ***          ***        ***       ***      ***
Average Line Items/Order Fee                                                    ***          ***        ***       ***      ***
Average Units Picked/Order Fee                                                  ***          ***        ***       ***      ***
TOTAL                                                                           ***          ***        ***       ***      ***

Customer Service



   Livingston Logistics Fees                Jul-00    Aug-00    Sep-00    Oct-00    Nov-00    Dec-00         Total
-----------------------------               --------  -------   -------  --------   -------   -------       ------
Inbound Pallets
Quantity
 Meters (Warranty)                            ***       ***       ***       ***       ***       ***
 System Kits                                  ***       ***       ***       ***       ***       ***
 Test Strips (10, 50, 100)                    ***       ***       ***       ***       ***       ***
 Control Solution                             ***       ***       ***       ***       ***       ***
 Lancets (10 & 100)                           ***       ***       ***       ***       ***       ***
 Lancing Device                               ***       ***       ***       ***       ***       ***
 Packing Materials                            ***       ***       ***       ***       ***       ***
 Meter Cases                                                      ***

 Total Pallet a month                         ***       ***       ***       ***       ***       ***

 Handling Fee per month                       ***       ***       ***       ***       ***       ***          ***

Storage
  Average On Hand Pallets/mo.                           ***       ***       ***       ***       ***
  Meters (Warranty & Samples)                 ***       ***       ***       ***       ***       ***
  System Kits                                 ***       ***       ***       ***       ***       ***
  Test Strips (10, 50, 100)                   ***       ***       ***       ***       ***       ***
  Control Solution                            ***       ***       ***       ***       ***       ***
  Lancets (10 & 100)                          ***       ***       ***       ***       ***       ***
  Lancing Device                              ***       ***       ***       ***       ***       ***
  Packing Materials                           ***       ***       ***       ***       ***       ***
  Meter Cases                                 ***       ***       ***       ***       ***       ***

  Average Number of Total Pallets             ***       ***       ***       ***       ***       ***          ***

  Storage Fee ($26.00 pallet)

Outbound Order Processing
                                                                                                             ***
Retail
Average Orders/month                          ***       ***       ***       ***       ***       ***          ***
Average Line Items/month                      ***       ***       ***       ***       ***       ***          ***
Average Strip Cartons Picked/mo.              ***       ***       ***       ***       ***       ***          ***
Average Sys Kits Cartons Picked/mo.           ***       ***       ***       ***       ***       ***          ***         ***


Independents/Managed Care etc.
Average Orders/mo.                            ***       ***       ***       ***       ***       ***          ***
Average Line Items/Order                      ***       ***       ***       ***       ***       ***          ***
Average Strip-50's Cartoons Picked/mo.        ***       ***       ***       ***       ***       ***          ***
Average Strip-100's Cartons Picked/mo.        ***       ***       ***       ***       ***       ***          ***
Average Sys Kits Cartons Picked/mo.           ***       ***       ***       ***       ***       ***          ***
Average Ancillary Cartons Picked/mo.          ***       ***       ***       ***       ***       ***          ***         ***

Internet Orders
Average Orders/mo.                            ***       ***       ***       ***       ***       ***          ***
Average Line Items/Order                      ***       ***       ***       ***       ***       ***          ***
Average Units Picked/Order                    ***       ***       ***       ***       ***       ***          ***         ***


Warranty and Samples
Average Orders/mo.                            ***       ***       ***       ***       ***       ***          ***
Average Line Items/Order                      ***       ***       ***       ***       ***       ***          ***
Average Units Picked/Order                    ***       ***       ***       ***       ***       ***          ***         ***



Total Outbound OrderProcessing                ***       ***       ***       ***       ***       ***
Average Orders/mo. Fee                        ***       ***       ***       ***       ***       ***
Average Line Items/Order Fee                  ***       ***       ***       ***       ***       ***
Average Units Picked/Order Fee                ***       ***       ***       ***       ***       ***          ***
TOTAL

Customer Service

*** CONFIDENTIAL TREATMENT REQUESTED

Livingston Logistics Fees                  Assumptions                     Fee       Mar-00     Apr-00     May-00    Jun-00
-------------------------                  -----------                     ---       ------     ------     ------    ------
Order Entry Fee/Line Item   ***                                            ***         ***        ***        ***       ***
TOTAL Order Entry &
 Customer Service                                                                      ***        ***        ***       ***

Accounts Receivable

Order Entry Fee/Line Item   Retail and Independent Orders Only             ***         ***        ***        ***       ***

Total Livingston Charges
 (not including                                                                        ***        ***        ***       ***
Transportation and
 Communications Costs)

Transportation Management
 Cost + 15%
Management Fee

Communications Charges
 Cost + 15%
Management Fee

Packaging Supply
 Management Cost + 15%
Management Fee

Livingston Logistics Fees         Jul-00     Aug-00      Sep-00      Oct-00      Nov-00      Dec-00        Total
-------------------------         ------     ------      ------      ------      ------      ------        -----
Order Entry Fee/Line Item            ***       ***         ***         ***         ***         ***
TOTAL Order Entry &
 Customer Service                    ***       ***         ***         ***         ***         ***           ***

Accounts Receivable

Order Entry Fee/Line Item            ***       ***         ***         ***         ***         ***           ***

Total Livingston Charges
 (not including                      ***       ***         ***         ***         ***         ***           ***

Transportation and
 Communications Costs)

Transportation Management
 Cost + 15%
Management Fee


Communications Charges
 Cost + 15%
Management Fee


Packaging Supply
 Management Cost + 15%
Management Fee

*** CONFIDENTIAL TREATMENT REQUESTED

                                   Exhibit C

Key Performance Indicators

Customer Service

1. Orders placed through LHSI customer service will meet the following minimum standards:

     A.  Order Accuracy ***

     B.  Abanded call rate of less than ***

     C.  Call answered within ***

Warehousing & Distribution

2.   Orders received by LHSI prior to 2:00 PM:

     A.  Shipped the same day:  ***

     B.  Shipped with correct product: ***

     C.  Shipped with correct amount: ***

     D.  Received inventory to be put away in 24 hours: ***

     -unless the product is on backorder

Accounts Receivable

3.   All AR data received by 2:00pm:

     A.  Will be posted same day:  ***

     B.  Will be accurately posted:  ***

*** CONFIDENTIAL TREATMENT REQUESTED

                          FIRST AMENDMENT TO CONTRACT

TheraSense will make the following additions due to changes in ProCure utilization.

THIS FIRST AMENDMENT ("First Amendment") to the Contract effective January 19, 2000, by and between Livingston Healthcare Services Inc., a Delaware corporation, having its principal place of business at 220 Lake Drive, Newark, Delaware 19702 ("LHSI") and TheraSense, a California corporation, having its principal place of business at 1360 South Loop Road, Alameda, CA 94502, hereinafter referred to as "Client."

The parties now wish to amend the Contract as set forth below.

Both parties agree that ProCure.com Inc.'s system will remain the Electronic Commerce vehicle and the following new fees will apply as defined below.


          Description                                  Fee
          --------------------------------------------------------------

          Monthly License Fee                           ***
          --------------------------------------------------------------
          Design Fee (Attached)                         ***
          --------------------------------------------------------------
          Fee per Order                                 ***
          --------------------------------------------------------------
          Fee per Order line                            ***
          --------------------------------------------------------------
          Credit card Processing                        ***
          --------------------------------------------------------------
          E-Mail Confirrnation                          ***
          --------------------------------------------------------------


NOTE: Any additional miscellaneous services will be governed under the current Contract between LHSI and Client, dated March 15, 1999.

IN WITNESS WHEREOF, the parties, intending to be legally bound, have caused this First Amendment to be executed by their respective duly authorized representatives as of the date first written above.


LIVINGSTON HEALTHCARE SERVICES INC.                THERASENSE

BY: ________________________________________       BY: _____________________

NAME: Peter Westermann                             NAME: ___________________
      --------------------------------------

TITLE: President and Chief Operating Officer       TITLE: __________________
       -------------------------------------

DATE:  _____________________________________       DATE: ___________________

*** CONFIDENTIAL TREATMENT REQUESTED